SASCO 2005-S3
Credit Risk Manager Report
November 2005
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell,or hold that or any other security.The Report is based upon information provided to The Clayton Fixed Income Services by third parties and therefore Clayton cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Table of Contents

Section One 	Executive Summary
Section Two 	Loan-Level Report
Section Three	Prepayment Premium Analysis
Section Four 	Loss Report
Section Five 	Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Transaction Summary
Closing Date: 06/30/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage, Wells Fargo / ASC
Delinquency Reporting Method: OTS1

Collateral Summary
			Closing		10/31/2005 2	10/31/2005 as a
			Date				Percentage of
							Closing Date

Collateral Balance	$558,393,583 	$474,239,367	84.92%
Loan Count		12,066		10,488 		86.59%

1OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Collateral Statistics
				Loan Count		Summed Balance
First Payment Defaults		4			$167,300
Early Payment Defaults* 	78			$3,637,039
Multiple Loans to One Borrower	240			$7,254,459
*A default that occurs on the second or third scheduled payment

Prepayments

Remittance	Begining Collateral	Total		Percentage of
Date 		Balance			Prepayments	Prepayment
11/25/2005	$472,856,072		$18,625,681	3.94
10/25/2005	$489,358,523		$16,206,337	3.31
9/25/2005	$508,250,846		$18,591,941	3.66


Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month
During the 11/25/2005 distribution cycle, 147 loans with active prepayment premium flags were paid off. The servicers remitted premiums for 139 of these loans totaling $263,945. Also, premiums were remitted for three loans that did not have active flags, totaling $6,221. Clayton asked the servicers to explain why premiums were not remitted for eight loans with active flags. The total amount remitted to the P class was $270,166.

Loss Analysis

Loss Issues for the Current Month

During the 11/25/2005 distribution one loss of $35,427, a loss severity of 105 percent, was passed to the trust for loan number 6583805. This loss was the result of the servicer charging off this loan. The unpaid balance was $33,545 and this loan was 180-days delinquent with interest advances of $1,758. This loan represents the first loss passed to the trust for this security.
2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Two
Loan-Level Report
2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S3 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2/1/2007 6572530 $236,300
99.99%
$41,700
$41,683
BPO
7/6/2005
36999
Monitor
$278,000
$278,000
$41,683
99.95%
15.00%
14.99%
4/1/2005
4/1/2005
IL
660
Default Reason: (Unknown)
12/5/2005 A notice of intent was sent to the borrower on 6/6/2005.
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
9/1/2006 6573139 $268,000
81.70%
$67,000
$67,000
BPO
6/8/2005
6999F
Monitor
$335,000
$410,000
$0
0.00%
20.00%
16.34%
4/1/2005
3/1/2005
CA
733
Default Reason: (Unknown)
12/5/2005 The servicer initiated foreclosure on 10/18/2005.
This loan was added to the Watchlist because it represents a first payment default. 8/2/2005
3/1/2006 6573445 $61,600
96.24%
$15,400
$15,394
BPO
6/9/2005
69999
Monitor
$77,000
$80,000
$15,394
99.96%
20.00%
19.24%
3/1/2005
3/1/2005
MO
612
Default Reason: (Unknown)
12/8/2005 A notice of intent was sent on 5/23/2005 and this loan just passed 180-days delinquent. We will monitor for the servicers intentions.
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
8/10/2006 6573764 $168,400
93.57%
$42,100
$0
Int. Est.
12/31/2004
00000
Active
$210,500
$179,958
$0
0.00%
20.00%
0.00%
2/1/2005
6/10/2005
CA
619
Default Reason: (Unknown)
11/15/2005 Clayton is awaiting a response from the servicer regarding the prepayment penalty.
8/9/2005 servicer to explain. This loan paid off during the 7/25/2005 distribution cycle with an active prepayment premium; however, a premium was not remitted. Murrayhill has asked the
FL 2/1/2005 Int. Est. $283,000 20.00% $56,600 $0 $226,400 10/1/2006 CCC00
6573953
93.93% $0 6/30/2005 Monitor $241,010 0.00% 0.00% 7/1/2005 757
Default Reason: (Unknown)
12/8/2005 The servicer responded indicating the prepayment premium was waived because of a sales clause.
11/15/2005 This loan was added to the Watchlist because it was paid in full during the 10/25/2005 distribution with an active prepayment premium flag, but no premium was remitted. Clayton asked the servicer why no premium was remitted and is awaiting a response.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S3 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
8/1/2006 6573971 $205,600
93.08%
$51,400
$51,313
BPO
8/5/2005
C3699
Monitor
$257,000
$276,000
$33,354
64.89%
20.00%
18.59%
2/1/2005
5/1/2005
FL
622
Default Reason: (Unknown)
12/5/2005 A notice of intent was sent on 7/4/2005.
due to the property location and the delinquency status when the disaster occurred. 11/15/2005 The property securing this loan is located in a FEMA disaster relief area. This loan was added to the Watchlist because it has a higher balance and is more risky
TN 3/1/2005 BPO $159,900 20.00% $31,980 $31,943 $127,920 4/1/2006 69999 6574374
99.91% $31,943 6/8/2005 Monitor $160,000 99.88% 19.96% 4/1/2005 659
Default Reason: (Unknown)
12/5/2005 A notice of intent was sent on 10/10/2005.
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
12/1/2006 6574482 $208,437
93.49%
$52,109
$0
Int. Est.
6/30/2005
CCCC0
Active
$260,892
$222,951
$0
0.00%
19.97%
0.00%
2/1/2005
9/1/2005
FL
667
for this loan.
Default Reason: (Unknown)
12/2/2005 This loan paid off during the 11/25/2005 cycle with an active prepayment premium flag. We have asked the servicer why a premium was not remitted to the trust
TX 2/1/2005 BPO $225,000 $45,000 20.00% $180,000 $44,960 6574635 3/1/2006 69999
138.43% $44,960 6/8/2005 Monitor $162,500 99.91% 27.66% 3/1/2005 620
Default Reason: (Unknown)
will monitor this loan as it poses a higher risk to the trust because of its delinquency status and value decline. 11/15/2005 The property securing this loan is located in a FEMA disaster relief area. Prior to the disaster occurring this loan experienced a significant value decline. Clayton
8/10/2005 This loan is being added to the Watchlist because it represents an early payment default and the 6/8/2005 BPO represents a 28 percent value decline.
7/1/2006 6574875 $63,200
105.32%
$15,800
$15,794
BPO
7/8/2005
36999
Monitor
$79,000
$75,000
$15,794
99.96%
20.00%
21.05%
3/1/2005
3/1/2005
CO
613
Default Reason: (Unknown)
12/8/2005 A notice of intent was sent on 6/2/2005. This loan is past 180-days delinquent, we are monitoring for the servicers intentions.
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S3 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
8/1/2006 6574952 $173,600
107.40%
$43,400
$43,357
BPO
7/6/2005
36999
Monitor
$217,000
$202,000
$43,357
99.90%
20.00%
21.46%
3/1/2005
4/1/2005
CO
671
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated as a cash out refinance.
12/1/2006 6575123 $216,000
97.44%
$54,000
$0
Int. Est.
6/30/2005
CCCC0
Active
$270,000
$221,672
$0
0.00%
20.00%
0.00%
3/1/2005
9/1/2005
FL
672
trust for this loan.
Default Reason: (Unknown)
12/2/2005 This loan was paid off during the 11/25/2005 cycle with an active prepayment premium flag. We have asked the servicer why a premium was not remitted to the
TN 3/1/2005 BPO $250,000 $37,500 15.00% $200,000 $37,456 6575290 4/1/2006 36999
143.91% $37,456 6/16/2005 Monitor $165,000 99.88% 22.70% 4/1/2005 666
Default Reason: (Unknown)
12/5/2005 A notice of intent was sent on 6/17/2005, we will ensure that the servicer does not pursue foreclosure based on the negative equity position. 8/10/2005 This loan is being added to the Watchlist because it represents an early payment default and the 6/16/2005 BPO represents a 35 percent value decline.
10/1/2006 6575633 $174,400
103.06%
$43,600
$0
Int. Est.
6/30/2005
CCCC0
Active
$218,000
$169,212
$0
0.00%
20.00%
0.00%
3/1/2005
9/1/2005
MA
618
trust for this loan.
Default Reason: (Unknown)
12/2/2005 This loan was paid off during the 11/25/2005 cycle with an active prepayment premium flag. We have asked the servicer why a premium was not remitted to the
WI 3/1/2005 BPO $84,600 $16,920 20.00% $67,680 $16,912 6575879 11/1/2006 69999
111.30% $16,912 6/8/2005 Monitor $76,000 99.95% 22.25% 3/1/2005 650
Default Reason: (Unknown)
12/8/2005 This loan is now past 180-days delinquent and we are monitoring for the servicers intentions.
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method 1st Lien
Comb. LTV CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6575891 $125,600
94.00%
$31,400
$31,385
BPO
6/8/2005
$157,000
$167,000
20.00%
18.79%
3/1/2005
3/1/2005
MN
641
Default Reason: (Unknown)
12/8/2005 This loan is now past 180-days delinquent and we are monitoring for the servicers intentions.
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6576008 $98,000
97.99%
$24,500
$24,492
BPO
6/8/2005
$122,500
$125,000
20.00%
19.59%
3/1/2005
3/1/2005
IL
583
Default Reason: (Unknown)
12/8/2005 This loan is now past 180-days delinquent and we are monitoring for the servicers intentions.
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
6576212 $240,000
99.99%
$60,000
$59,977
BPO
6/9/2005
$300,000
$300,000
20.00%
19.99%
3/1/2005
3/1/2005
proceedings.
GA
644
Default Reason: (Unknown)
11/15/2005 Based on Clayton's calculation, the equity position for this loan appears to be $10,800. Clayton believes the servicer should monitor the senior lien holder's
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6576265 $97,600
93.83%
$24,400
$24,391
BPO
6/8/2005
$122,000
$130,000
20.00%
18.76%
3/1/2005
3/1/2005
IL
606
Default Reason: (Unknown)
12/8/2005 This loan is now past 180-days delinquent and we are monitoring for the servicers intentions.
10/14/2005 This loan was added the the Watchlist because it is a second payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$25,467
81.10%
$24,492
99.96%
$57,524
95.87%
$22,221
91.06%
Delinquency
Status
10/1/2006 69999
Monitor
1/1/2007 69999
Monitor
3/1/2006 69999
Monitor
1/1/2007 69999
Monitor
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6576273 $19,800
$19,793
BPO
6/8/2005
$99,000
$67,000
20.00%
29.54%
3/1/2005
3/1/2005
IN
613
Default Reason: (Unknown)
12/5/2005 Clayton is awaiting a servicer response to our charge off request. recommended to the servicer that it charge off this loan to prevent an increase in loss severity. 11/15/2005 Based on the most recent BPO, the property securing this loan is worth less than the senior lien amount. Because of the apparent lack of equity, Clayton
8/10/2005 This loan is being added the the Watchlist because it represents an early payment default and the 6/8/2005 BPO represents a 42 percent value decline.
6576647 $78,000
$77,962
BPO
8/4/2005
$390,000
$374,000
20.00%
20.84%
5/1/2005
5/1/2005
MN
637
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6576648 $47,000
$46,977
BPO
8/18/2005
$235,000
$235,000
20.00%
19.99%
5/1/2005
5/1/2005
MN
677
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation.
6576698 $56,000
$55,969
BPO
8/4/2005
$280,000
$200,500
20.00%
27.91%
5/1/2005
5/1/2005
TX
738
Default Reason: (Unknown)
12/5/2005 Clayton is awaiting a servicer response to our charge off recommendation.
recommended to the servicer that it charge off this loan to prevent an increase in loss severity. 11/15/2005 Based on the most recent BPO, the property securing this loan is worth less than the senior lien amount. Because of the apparent lack of equity, Clayton
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and the property value has declined by 28 percent.
6576811 $20,000
$19,990
BPO
8/4/2005
$99,000
$85,000
20.20%
23.51%
5/1/2005
5/1/2005
MN
648
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing it was originated as a cash-out refinance. Additionally, the property value has declined by 14 percent based on a BPO performed on 8/4/2005.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
9/1/2006 $79,200
147.75%
69999
Monitor - BK
$19,793
99.96%
12/1/2006 $312,000
104.26%
C3699
Monitor
$77,962
99.95%
12/1/2006 $188,000
99.99%
CC699
Monitor
$46,977
99.95%
5/1/2006 $224,000
139.63%
C3699
Monitor
$55,969
99.94%
12/1/2006 $79,000
116.45%
C3699
Monitor
$19,990
99.95%
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6576825 BPO
8/3/2005
$165,000
$153,000
5/1/2005
5/1/2005
MO
597
experienced a small decline in value.
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and was originated as a cash-out refinance. Additionally, the property has
GA 5/1/2005 BPO 15.11% $132,300 $19,984 6/1/2006 6577060
9/8/2005 $125,000 6/1/2005 698
Default Reason: (Unknown)
12/5/2005 A notice of intent was sent on 8/9/2005.
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated for the purchase of an investment home.
6577168 BPO
7/8/2005
$360,000
$365,000
5/1/2005
4/1/2005
IL
746
Default Reason: (Unknown)
12/5/2005 A notice of intent was sent on 6/20/2005.
This loan was added to the Watchlist because it represents a first payment default. 8/2/2005
6577213 BPO
9/7/2005
$269,900
$195,000
5/1/2005
6/1/2005
MN
633
Default Reason: (Unknown)
12/5/2005 The property securing this loan has declined in value by 28 percent since origination. This loan is an early-payment default.
10/14/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated to purchase an investment home.
6577434 BPO
9/15/2005
$117,000
$119,000
12/1/2004
3/1/2005
IL
680
Default Reason: (Unknown)
12/5/2005 The borrower filed for Chapter 7 bankruptcy protection on 6/21/2005. Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$33,000
$32,987
20.00%
21.55%
$20,000
$19,984 15.98%
$54,000
$54,000
15.00%
14.79%
$26,990
$26,963
10.00%
13.82%
$31,000
$30,960
26.49%
26.01%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
5/1/2006 $132,000
107.83%
C3699
Monitor - BK
$32,987
99.95%
$99,070
95.24%
CC369
Monitor 99.91%
2/1/2007 $306,000
98.63%
36999
Monitor - BK
$54,000
100.00%
1/1/2007 $215,920
124.55%
CC369
Monitor
$26,963
99.90%
1/1/2007 $86,000
98.28%
69999
Monitor - BK
$28,066
90.53%
SASCO 2005-S3 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
11/1/2006 6577870 $260,000
98.73%
$65,000
$0
Int. Est.
6/30/2005
CCCC0
Active
$325,000
$263,331
$0
0.00%
20.00%
0.00%
3/1/2005
9/1/2005
CA
580
for this loan.
Default Reason: (Unknown)
12/2/2005 This loan paid off during the 11/25/2005 cycle with an active prepayment premium flag. We have asked the servicer why a premium was not remitted to the trust
CA 3/1/2005 Int. Est. $199,000 $39,800 20.00% $159,200 $0 6577874 11/1/2006
CCCC0
98.86% $0 6/30/2005 Active $161,035 0.00% 0.00% 9/1/2005 598
Default Reason: (Unknown)
for this loan. 12/2/2005 This loan paid off during the 11/25/2005 cycle with an active prepayment premium flag. We have asked the servicer why a premium was not remitted to the trust
TX 4/1/2005 BPO $178,000 15.00% $26,700 $0 $142,400 4/1/2006 36999 6578078
36.29% $26,688 9/13/2005 Monitor $465,900 0.00% 5.72% 4/1/2005 704
Default Reason: (Unknown)
values to ensure the most recent valuation is accurate. 11/15/2005 The property securing this loan increased in value by 162 percent since origination in February 2005. Clayton asked the servicer to perform a reconciliation of 8/2/2005 This loan was added to the Watchlist because it represents an early payment default.
11/1/2006 6578160 $392,000
99.50%
$98,000
$0
Int. Est.
6/30/2005
CCCC0
Active
$490,000
$393,955
$0
0.00%
20.00%
0.00%
4/1/2005
9/1/2005
CA
649
for this loan.
Default Reason: (Unknown)
12/2/2005 This loan paid off during the 11/25/2005 cycle with an active prepayment premium flag. We have asked the servicer why a premium was not remitted to the trust
CA 2/1/2005 Int. Est. $315,000 $63,000 20.00% $252,000 $0 6578166 12/1/2006
CCCC0
96.61% $0 6/30/2005 Active $260,816 0.00% 0.00% 10/1/2005 659
Default Reason: (Unknown)
for this loan. 12/2/2005 This loan paid off during the 11/25/2005 cycle with an active prepayment premium flag. We have asked the servicer why a premium was not remitted to the trust
CA 4/1/2005 Int. Est. $590,000 20.00% $118,000 $0 $472,000 10/1/2006 CCCC0
6578282
97.28% $0 6/30/2005 Active $485,194 0.00% 0.00% 8/1/2005 661
Default Reason: (Unknown)
12/2/2005 This loan paid off during the 11/25/2005 cycle with an active prepayment premium flag. We have asked the servicer why a premium was not remitted to the trust for this loan.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S3 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method State
FICO
First Pmt.
Last Paid Dt. Loan Number
6578526 BPO
9/15/2005
4/1/2005
4/1/2005
NJ
625
Default Reason: (Unknown)
12/5/2005 A notice of intent was sent on 9/22/2005.
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
6579356 BPO
9/13/2005
5/1/2005
5/1/2005
UT
662
investment home.
Default Reason: (Unknown)
10/14/2005 This loan was added the the Watchlist because it is an early payment default and was originated with low documentation for a cash out refinance on an

WI 5/1/2005 BPO 10.00% $133,000 $13,300 12/1/2006 6579839
9/16/2005 4/1/2005
8/2/2005
686
Default Reason: (Unknown)
This loan was added to the Watchlist because it represents a first payment default.
6580604 BPO
9/14/2005
6/1/2005
5/1/2005
TX
745
Default Reason: (Unknown)
10/14/2005 This loan was added to the Watchlist because it represents a first payment default.
Orig.
Current Value
$345,000
$325,000
$160,000
$138,000
$132,000
$220,000
$241,925
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$86,250
$86,225
25.00%
26.53%
$32,000
$31,990
20.00%
23.18%
$13,300
$13,300 10.07%
$33,000
$33,000
15.00%
13.64%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$241,500
100.83%
$112,000
104.34%
$112,000
94.92%
$176,000
86.39%
Est. (Gain)/Loss
Est. Severity
$71,820
83.26%
$31,990
99.96%
100.00%
$12,042
36.49%
Delinquency
Status
11/1/2006 36999
Monitor
11/1/2006 C3699
Monitor - BK
36999
Monitor
5/1/2006 C3699
Monitor
SASCO 2005-S3 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1/1/2007 6580836 $0
0.00%
$51,600
$0
Int. Est.
6/30/2005
CCC00
Monitor
$258,000
$239,232
$0
0.00%
20.00%
0.00%
11/1/2004
9/1/2005
WA
677
remitted. Clayton asked the servicer why no premium was remitted and is awaiting a response.
Default Reason: (Unknown)
11/15/2005 This loan was added to the Watchlist because it was paid-in-full during the 10/25/2005 distribution with an active prepayment premium flag, but no premium was
GA 12/1/2004 Appraisal $115,000 $11,500 10.00% $103,500 $11,291 6581877 4/1/2006
69999
188.18% $11,291 9/12/2005 Monitor $61,000 98.18% 18.50% 3/1/2005 585
Default Reason: (Unknown)
the latest BPO to review the value decline. 12/6/2005 Clayton has asked the servicer to consider charging off this loan because the senior lien balance is greater than the property value. We have requested copies of
CO 1/1/2005 BPO $315,000 10.00% $31,500 $31,451 $283,500 8/1/2006 3C999 6581951
123.55% $31,451 9/2/2005 Monitor $254,900 99.84% 12.33% 4/1/2005 607
Default Reason: (Unknown)
12/5/2005 The senior lien balance is greater than the most recent BPO value, suggesting negative equity. We have asked the servicer to consider charging off this loan.
5/1/2006 6582219 $126,000
229.04%
$7,000
$6,847
Appraisal
9/28/2005
36999
Monitor
$140,000
$58,000
$6,847
97.81%
5.00%
11.80%
12/1/2004
4/1/2005
GA
627
regarding this decline.
Default Reason: (Unknown)
12/5/2005 This loan was added to the Watchlist because the property securing it has declined in value by 59 percent since origination. We have inquired with the servicer
CA 1/1/2005 BPO $305,000 $61,000 20.00% $244,000 $0 6582618 9/1/2006 3699F
75.79% $60,937 9/7/2005 Monitor $402,333 0.00% 15.14% 4/1/2005 623
Default Reason: (Unknown)
12/8/2005 The servicer initiated foreclosure on 10/18/2005.
10/27/2005 According to a BPO performed on 9/7/2005, the property securing this loan increased in value by $97,333 or 32 percent since origination. Clayton asked the servicer if a reconciliation of values was performed to legitimize this increase in value. Additionally, Clayton asked if the value was accurate, would the servicer explain why they were not yet pursuing foreclosure as there appears to be more than 40 percent equity in the property. Clayton is awaiting a response.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S3 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
4/1/2006 6582710 $125,600
120.84%
$31,400
$31,379
BPO
9/8/2005
69999
Monitor
$157,000
$129,900
$31,379
99.93%
20.00%
24.15%
2/1/2005
3/1/2005
GA
655
Default Reason: (Unknown)
12/8/2005 A notice of intent was sent on 7/25/2005 and this loan just passed 180-days delinquent. We will monitor for the servicers intentions.
This loan was added to the Watchlist because it represents an early payment default. 8/2/2005
5/1/2006 6583247 $376,000
129.01%
$94,000
$93,891
Int. Est.
6/30/2005
3699
Monitor
$470,000
$364,227
$93,891
99.88%
20.00%
25.77%
2/1/2005
5/1/2005
TX
657
property and the delinquency status when the disaster occurred.
Default Reason: (Unknown)
11/15/2005 The property securing this loan is located in a FEMA natural disaster relief area. This loan represents a higher risk to the security because of location of the
CA 3/1/2005 Int. Est. 20.00% $295,000 $0 11/1/2006 6583635 $0
0.00%
$59,000
$0 6/30/2005
CCC00
Monitor $241,960 0.00% 0.00% 8/1/2005 693
Default Reason: (Unknown)
remitted. Clayton asked the servicer why no premium was remitted and is awaiting a response. 11/15/2005 This loan was added to the Watchlist because it was paid in full during the 10/25/2005 distribution with an active prepayment premium flag, but no premium was
GA 3/1/2005 BPO $123,000 20.00% $24,600 $24,563 $98,400 6/1/2006 3699 6583809
144.83% $24,563 10/10/2005 Monitor $84,900 99.85% 28.93% 5/1/2005 662
Default Reason: (Unknown)
monitor for charge off. 12/5/2005 The property securing this loan has declined in value by 31 percent since origination. The senior lien balance is greater than the most recent BPO value, we will FL 2/1/2005 Appraisal $267,000 20.00% $53,400 $0 $213,600 10/1/2006 699F 6583844

76.48% $53,332 9/2/2005 Monitor $349,000 0.00% 15.28% 4/1/2005 642
Default Reason: (Unknown)
12/8/2005 The servicer initiated foreclosure on 10/5/2005.
11/15/2005 The property securing this loan is located in a FEMA natural disaster relief area. This loan represents a higher risk to the security because of location of the property and the delinquency status when the disaster occurred. The BPO performed on the property occurred prior to the disaster and represents a significant increase in property value.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Section Three
Prepayment Premium Analysis
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Reconciliation for Prepayment Premiums for SASCO 2005-S3
Mortgage Data Through: October 31, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class 	  25-Nov-05    25-Oct-05  25-Sep-05  25-Aug-05   25-Jul-05
P Class   $270,166     $221,445   $237,940   $166,278    $125,132

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee.This information is reported to Clayton by the servicers each month.

					Trustee Remittance Date
Servicer  25-Nov-05    25-Oct-05  25-Sep-05  25-Aug-05   25-Jul-05
Total	  $270,166     $221,445   $237,940   $166,278    $125,132

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 		$270,166

Amount remitted by the servicers: 		$270,166

Difference: 				        $      0


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S3
Mortgage Data Through: October 31, 2005

Trustee Remittance Date: 	 25-Nov-05  25-Oct-05  25-Sep-05   25-Aug-05

Loans with Active Prepayment
Flags with Premiums
Remitted (A)			   139 		113	      118       89
				   3		 1	       6         1

Total Loans with
Premiums Remitted (B) 		   142		114	      124       90


Loans with Active Prepayment
Flags (C) 			   147		116           120       91


Loans without Prepayment Flags
with Premiums Remitted		     3  	  1             6        1



Subtotal (D) 			   150  	117           126       92



Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	  94.56%  	97.41%     98.33%   97.80%


Total Loans with Premiums
Remitted to the Subtotal (B/D)	  94.67%  	97.44%     98.41%   97.83%

Total Paid-Off Loans (E) 	  414    	321         293	       282


Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			  34.30%  	35.51%     51.88%   31.91%


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loan Exception Report for SASCO 2005-S3
Mortgage Data Through: October 31, 2005


									TOTAL
Total Paid-Off Loans with Flags 					149
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)*									1

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*			0


Loans That were liquidated from REO Status				0

Loans with Discrepancies between the Data File and the Note*		0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*			0

Loans that were Liquidated Through Loss Mitigation Efforts*		1

Total Paid-Off Loans with Active Prepayment Flags (C) 			147

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes							0
Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted							8


* These categories are mutually exclusive.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S3

Mortgage Data Through: October 31, 2005

Loan    Delin-	Origi-	  PPP   Expir-      Pay-     Payoff   PPP   St-  %
of
Number 	quency	nation	  Flag  ation       off      Date     Remit-
ate PPP to
	String	Date	        Date        Balance	      ted       Payoff
6574482*CCCC0	12/17/2004 2  12/17/2006 $51,815  10/26/2005  $0     FL	0%

6578166*CCCC0	12/23/2004 2  12/23/2006 $62,746  10/19/2005  $0     CA	0%

6577870*CCCC0	1/12/2005  2  1/12/2007  $64,779  10/18/2005  $0     CA	0%

6577874*CCCC0	1/25/2005  2  1/25/2007  $39,636  10/6/2005   $0     CA	0%

6575633*CCCC0	1/31/2005  2  1/31/2007  $43,307  10/19/2005  $0     MA	0%

6575123*CCCC0	1/31/2005  2  1/31/2007  $53,642  10/27/2005  $0     FL	0%

6578160*CCCC0	2/3/2005   2  2/3/2007   $97,711  10/11/2005  $0     CA	0%

6578282*CCCC0	2/14/2005  3  2/14/2008  $117,385 10/3/2005   $0     CA	0%

6580883**CCCC0	9/7/2004   0  9/7/2004   $107,311 10/26/2005  $3,639 CA	3%

6575866**CCCC0	1/26/2005  0  1/26/2005  $44,798  9/29/2005   $717   MN	2%

6580004**CCCC0	4/6/2005   0  4/6/2005   $58,297  10/14/2005  $1,865 IL	3%

6582649	CCCC0	12/3/2004  1  12/3/2005  $12,935  10/10/2005  $561   MD	4%

6581890	CCCC0	12/10/2004 1  12/10/2005 $9,651   10/27/2005  $419   IL	4%

6576111	CCCC0	12/30/2004 1  12/30/2005 $38,782  10/6/2005   $1,648 FL	4%

6583903	CCCC0	1/19/2005  1  1/19/2006  $45,772  10/20/2005  $2,045 NY	4%

6573201	3CCC0	2/1/2005   1  2/1/2006   $52,041  10/25/2005  $2,258 CA	4%

6576463	CCC30	3/7/2005   1  3/7/2006   $110,569 10/6/2005   $4,297 CA	4%

6581313	CCCC0	8/16/2004  2  8/16/2006  $36,863  10/26/2005  $1,677 CA	5%

6581220	CCCC0	8/23/2004  2  8/23/2006  $34,753  10/21/2005  $1,551 AZ	4%

6582208	CCCC0	8/25/2004  2  8/25/2006  $9,975   10/21/2005  $476   GA	5%

6582210	CCCC0	8/26/2004  2  8/26/2006  $18,554  10/13/2005  $817   FL	4%

6580841	CCCC0	9/9/2004   2  9/9/2006   $26,070  10/26/2005  $1,054 AZ	4%

6582952	CCCC0	10/15/2004 2  10/15/2006 $69,121  10/10/2005  $3,429 NY	5%

6581078	CCCC0	10/18/2004 2  10/18/2006 $40,766  10/27/2005  $1,775 CA	4%

6582647	3CCC0	11/23/2004 2  11/23/2006 $107,426 10/28/2005  $4,433 CA	4%

6581450	CCCC0	11/24/2004 2  11/24/2006 $70,480  10/17/2005  $2,483 CA	4%

6581397	CCCC0	11/24/2004 2  11/24/2006 $35,358  10/11/2005  $1,598 NV	5%

6573620	3CCC0	11/30/2004 2  11/30/2006 $75,404  10/21/2005  $1,530 VA	2%

6582306	CCCC0	11/30/2004 2  11/30/2006 $66,483  10/25/2005  $3,296 MD	5%

6584199	CCCC0	11/30/2004 2  11/30/2006 $48,201  10/3/2005   $1,961 CA	4%

6582684	CCCC0	12/1/2004  2  12/1/2006  $67,871  10/5/2005   $2,732 CA	4%

6582621	CCCC0	12/1/2004  2  12/1/2006  $64,509  10/7/2005   $2,115 CA	3%

6581444	CCCC0	12/1/2004  2  12/1/2006  $27,436  10/17/2005  $1,196 AZ	4%

6582742	CC360	12/3/2004  2  12/3/2006  $90,131  10/25/2005  $3,812 MD	4%

6582758	CCCC0	12/6/2004  2  12/6/2006  $106,509 10/3/2005   $4,487 CA	4%

6581517	CCCC0	12/6/2004  2  12/6/2006  $100,111 10/17/2005  $3,932 CA	4%

6582330	CCCC0	12/6/2004  2  12/6/2006  $26,908  10/20/2005  $1,172 FL	4%

6582739	CCCC0	12/7/2004  2  12/7/2006  $81,898  10/6/2005   $3,407 CA	4%

6581624	CCCC0	12/7/2004  2  12/7/2006  $46,091  10/24/2005  $1,646 CA	4%

6582637	CCCC0	12/7/2004  2  12/7/2006  $37,649  10/28/2005  $1,511 WA	4%

6582661	CCCC0	12/8/2004  2  12/8/2006  $51,872  10/4/2005   $1,905 CA	4%

6581668	CCCC0	12/8/2004  2  12/8/2006  $38,287  10/11/2005  $1,896 NV	5%

6576449	CCCC0	12/9/2004  2  12/9/2006  $101,617 10/5/2005   $3,337 HI	3%

6581595	CCCC0	12/9/2004  2  12/9/2006  $52,195  10/11/2005  $2,068 CA	4%

6581672	CCCC0	12/10/2004 2  12/10/2006 $63,290  10/26/2005  $2,634 CA	4%

6582314	CCCC0	12/10/2004 2  12/10/2006 $56,972  10/21/2005  $2,401 FL	4%

6582328	CCCC0	12/10/2004 2  12/10/2006 $57,113  10/31/2005  $2,039 FL	4%

6581684	CCCC0	12/10/2004 2  12/10/2006 $43,482  10/28/2005  $2,023 CA	5%

6573929	CCCC0	12/13/2004 2  12/13/2006 $51,694  10/13/2005  $1,913 CA	4%

6582009	CCCC0	12/13/2004 2  12/13/2006 $56,110  10/31/2005  $824   MN	1%

6573736	CCCC0	12/15/2004 2  12/15/2006 $77,686  10/27/2005  $3,300 CA	4%

6574522	CCCC0	12/15/2004 2  12/15/2006 $16,723  10/4/2005   $167   MI	1%

6581604	CCCC0	12/15/2004 2  12/15/2006 $57,152  10/13/2005  $2,126 CA	4%

6582849	CCCC0	12/16/2004 2  12/16/2006 $88,330  10/28/2005  $3,500 CA	4%

6582373	CCCC0	12/16/2004 2  12/16/2006 $43,030  10/14/2005  $1,876 FL	4%

6576121	CCCC0	12/17/2004 2  12/17/2006 $59,661  10/13/2005  $2,146 FL	4%

6576057	CCCC0	12/17/2004 2  12/17/2006 $83,671  10/4/2005   $1,698 VA	2%

6574387	CCCC0	12/17/2004 2  12/17/2006 $16,899  10/5/2005   $591   AL	4%

6582346	CCCC0	12/17/2004 2  12/17/2006 $20,772  10/31/2005  $811   MD	4%

6576106	CCCC0	12/20/2004 2  12/20/2006 $28,495  10/12/2005  $1,168 FL	4%

6573461	CCCC0	12/20/2004 2  12/20/2006 $42,822  10/18/2005  $869   VA	2%

6581780	CCCC0	12/20/2004 2  12/20/2006 $78,352  10/13/2005  $3,339 CA	4%

6573840	CCCC0	12/21/2004 2  12/21/2006 $21,715  10/18/2005  $441   MO	2%

6584203	CCCC0	12/21/2004 2  12/21/2006 $136,394 10/20/2005  $5,138 CA	4%

6584040	CCCC0	12/21/2004 2  12/21/2006 $62,303  10/26/2005  $2,713 CA	4%

6581966	CCCC0	12/21/2004 2  12/21/2006 $58,118  10/26/2005  $2,133 VA	4%

6583193	CCCC0	12/21/2004 2  12/21/2006 $34,647  10/19/2005  $1,766 FL	5%

6584209	CCCC0	12/21/2004 2  12/21/2006 $41,994  10/13/2005  $1,419 CA	3%

6582401	CCCC0	12/21/2004 2  12/21/2006 $24,766  10/31/2005  $1,175 MD	5%

6582469	CCCC0	12/21/2004 2  12/21/2006 $26,944  10/4/2005   $1,175 MD	4%

6582752	CCCC0	12/21/2004 2  12/21/2006 $9,443   10/27/2005  $444   MD	5%

6582487	CCCC0	12/21/2004 2  12/21/2006 $6,007   10/24/2005  $284   MD	5%

6581773	CCCC0	12/22/2004 2  12/22/2006 $73,859  10/31/2005  $3,075 CA	4%

6582435	CCCC0	12/22/2004 2  12/22/2006 $48,231  10/18/2005  $2,032 FL	4%

6583822	CCCC0	12/22/2004 2  12/22/2006 $61,201  10/27/2005  $1,215 VA	2%

6582408	CCCC0	12/23/2004 2  12/23/2006 $7,010   10/24/2005  $316   GA	5%

6575455	CCCC0	12/27/2004 2  12/27/2006 $34,847  10/3/2005   $1,429 AZ	4%

6581738	CCCC0	12/27/2004 2  12/27/2006 $37,222  10/4/2005   $1,696 FL	5%

6582920	CCCC0	12/28/2004 2  12/28/2006 $17,837  10/3/2005   $855   MD	5%

6582527	CCCC0	12/29/2004 2  12/29/2006 $9,692   10/12/2005  $468   FL	5%

6573361	CCCC0	12/30/2004 2  12/30/2006 $44,534  10/14/2005  $1,559 CA	4%

6575041	CCCC0	12/30/2004 2  12/30/2006 $31,861  10/24/2005  $1,306 OR	4%

6582545	CCCC0	12/30/2004 2  12/30/2006 $64,538  10/24/2005  $2,846 FL	4%

6581832	CCCC0	12/30/2004 2  12/30/2006 $52,567  10/5/2005   $2,147 VA	4%

6582933	CCCC0	12/30/2004 2  12/30/2006 $44,748  10/19/2005  $1,730 VA	4%

6573796	CCCC0	12/31/2004 2  12/31/2006 $51,673  10/7/2005   $1,757 NV	3%

6573788	CCCC0	1/3/2005   2  1/3/2007   $117,139 10/4/2005   $3,982 CA	3%

6584220	CCCC0	1/3/2005   2  1/3/2007   $31,762  10/4/2005   $1,369 CA	4%

6573964	CCCC0	1/4/2005   2  1/4/2007   $33,621  10/17/2005  $1,446 FL	4%

6583682	CCCC0	1/4/2005   2  1/4/2007   $45,226  10/25/2005  $2,019 NH	4%

6574262	CCCC0	1/5/2005   2  1/5/2007   $14,940  10/4/2005   $635   AZ	4%

6584318	CCCC0	1/6/2005   2  1/6/2007   $51,540  10/27/2005  $1,022 AZ	2%

6583228	CCCC0	1/7/2005   2  1/7/2007   $39,250  10/28/2005  $1,752 AZ	4%

6578156	CCCC0	1/11/2005  2  1/11/2007  $55,294  10/14/2005  $2,323 CA	4%

6574538	CCCC0	1/11/2005  2  1/11/2007  $36,806  10/17/2005  $368   MI	1%

6575295	CCC30	1/12/2005  2  1/12/2007  $14,940  10/12/2005  $303   VA	2%

6584319	CCCC0	1/12/2005  2  1/12/2007  $19,691  10/27/2005  $392   NV	2%

6573753	CCCC0	1/19/2005  2  1/19/2007  $87,357  10/19/2005  $3,233 CA	4%

6583422	CCCC0	1/19/2005  2  1/19/2007  $69,855  10/28/2005  $2,767 CA	4%

6576395	CCCC0	1/20/2005  2  1/20/2007  $55,269  10/7/2005   $1,990 CA	4%

6574236	CCCC0	1/20/2005  2  1/20/2007  $39,777  10/10/2005  $1,359 AZ	3%

6573316	CCCC0	1/21/2005  2  1/21/2007  $31,854  10/19/2005  $1,330 CA	4%

6583829	CCCC0	1/21/2005  2  1/21/2007  $19,311  10/24/2005  $861   FL	4%

6574454	CCCC0	1/24/2005  2  1/24/2007  $36,807  10/14/2005  $1,582 FL	4%

6573463	CCCC0	1/24/2005  2  1/24/2007  $37,797  10/17/2005  $767   VA	2%

6583910	CCCC0	1/24/2005  2  1/24/2007  $39,412  10/7/2005   $782   VA	2%

6573372	CCCC0	1/27/2005  2  1/27/2007  $101,534 10/17/2005  $3,859 CA	4%

6575602	CCCC0	1/27/2005  2  1/27/2007  $34,201  10/18/2005  $1,470 AZ	4%

6583694	CCCC0	1/27/2005  2  1/27/2007  $95,306  10/13/2005  $3,781 CA	4%

6583186	CCCC0	1/27/2005  2  1/27/2007  $47,578  10/21/2005  $1,831 CA	4%

6583200	CCCC0	1/28/2005  2  1/28/2007  $70,351  10/21/2005  $3,139 FL	4%

6583622	CCCC0	1/28/2005  2  1/28/2007  $39,300  10/25/2005  $1,755 FL	4%

6583617	CCCC0	1/31/2005  2  1/31/2007  $37,130  10/26/2005  $1,656 AZ	4%

6583670	CCCC0	1/31/2005  2  1/31/2007  $26,100  10/4/2005   $1,166 FL	4%

6572451	CCCC0	2/4/2005   2  2/4/2007   $39,921  10/24/2005  $1,436 CA	4%

6573172	CCCC0	2/9/2005   2  2/9/2007   $54,425  10/17/2005  $2,307 CA	4%

6573185	CCCC0	2/23/2005  2  2/23/2007  $87,356  10/28/2005  $3,930 CA	4%

6576541	CCCC0	3/3/2005   2  3/3/2007   $124,529 10/12/2005  $4,908 CA	4%

6576515	CCCC0	3/8/2005   2  3/8/2007   $81,731  10/4/2005   $3,221 CA	4%

6576706	CCCC0	3/11/2005  2  3/11/2007  $65,587  10/26/2005  $2,597 CA	4%

6577134	CCCC0	3/31/2005  2  3/31/2007  $65,786  10/25/2005  $2,606 CA	4%

6584182	CCCC0	6/21/2004  3  6/21/2007  $17,844  10/21/2005  $672   FL	4%

6581040	CCCC0	8/13/2004  3  8/13/2007  $40,072  10/7/2005   $1,587 OR	4%

6580859	CCCC0	8/27/2004  3  8/27/2007  $60,099  10/25/2005  $2,370 CA	4%

6580879	C3690	9/1/2004   3  9/1/2007   $54,070  10/24/2005  $2,043 CA	4%

6580846	CCCC0	9/8/2004   3  9/8/2007   $80,927  10/3/2005   $2,747 CA	3%

6580922	CCCC0	9/20/2004  3  9/20/2007  $33,136  10/13/2005  $1,438 NV	4%

6580937	CCCC0	9/23/2004  3  9/23/2007  $32,404  10/13/2005  $1,068 OR	3%

6581275	CCCC0	11/12/2004 3  11/12/2007 $33,768  10/13/2005  $2,016 OR	6%

6576048	CCCC0	11/15/2004 3  11/15/2007 $53,208  10/4/2005   $1,066 VA	2%

6581388	CCCC0	11/19/2004 3  11/19/2007 $60,069  10/5/2005   $2,116 CA	4%

6582762	CCCC0	12/9/2004  3  12/9/2007  $64,120  10/4/2005   $2,291 CA	4%

6581657	CCCC0	12/9/2004  3  12/9/2007  $37,553  10/18/2005  $1,564 CA	4%

6574433	CCCC0	12/10/2004 3  12/10/2007 $30,175  10/20/2005  $1,517 CT	5%

6574490	CCCC0	12/20/2004 3  12/20/2007 $28,831  10/14/2005  $1,308 FL	5%

6573271	CCCC0	12/23/2004 3  12/23/2007 $83,704  10/4/2005   $3,767 CA	5%

6575537	CCCC0	12/23/2004 3  12/23/2007 $49,357  10/3/2005   $1,851 AZ	4%

6574475	CCCC0	12/23/2004 3  12/23/2007 $14,923  10/19/2005  $597   FL	4%

6582444	CCCC0	12/23/2004 3  12/23/2007 $8,710   10/3/2005   $412   MD	5%

6574511	CCCC0	12/27/2004 3  12/27/2007 $28,446  10/26/2005  $285   MI	1%

6575043	CCCC0	12/30/2004 3  12/30/2007 $34,846  10/27/2005  $1,421 OR	4%

6572316	CCCC0	1/12/2005  3  1/12/2008  $31,438  10/12/2005  $1,573 AZ	5%

6583293	CCCC0	1/14/2005  3  1/14/2008  $153,189 10/5/2005   $5,468 CA	4%

6573854	CCCC0	1/25/2005  3  1/25/2008  $28,458  10/12/2005  $1,053 FL	4%

6583512	CCCC0	1/27/2005  3  1/27/2008  $33,121  10/7/2005   $521   MN	2%

6573161	CCCC0	2/3/2005   3  2/3/2008   $36,875  10/27/2005  $1,526 CA	4%

6573105	CCCC0	2/9/2005   3  2/9/2008   $60,737  10/14/2005  $2,236 CA	4%

6581231	CCCC0	10/12/2004 5  10/12/2009 $37,505  10/6/2005   $1,524 CA	4%

6583855	CCCC0	12/31/2004 5  12/31/2009 $39,364  10/19/2005  $1,599 CA	4%

6583434	CCCC0	1/31/2005  5  1/31/2010  $65,446  10/3/2005   $1,299 MO	2%

* Awaiting Servicer Response.
**Prepayment Premium collected without a prepayment flag.


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Section Four
Loss Report
2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S3 Historical Monthly Losses
Losses Through: October 31, 2005

Date	Loan Loss Amount	Loss Percentage

11/25/2005	$35,427.42	0.01%

10/25/2005	$0.00	0.00%

9/25/2005	$0.00	0.00%

8/25/2005	$0.00	0.00%

7/25/2005	$0.00	0.00%

Totals:	$35,427.42	0.01%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Loss Reconciliation Report
Trustee Remittance Date: November 25, 2005


Remittance Statement	Summary

11/25/2005	        $35,427
Loan-Level Losses:	$35,427
Subsequent Losses:	$0
Subsequent Gains:	$0
Monthly Security Loss:	$35,427
Losses Remitted:	$35,427
Difference:	        $0

Loan-Level Loss Report

Loan Number	Loss	Loan Number	Loss	Loan Number	Loss
6583805	      $35,427

Loan-Level Loss Report	Total:	$35,427

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Loss Report
Losses Through: October 31, 2005
November 25, 2005

Loan    St Orig.      Orig. Orig.     Value    Months     Advances Loss Severity
           Date	      LTV   Amt       Decline  Delinquent
                            -------
                            Orig.
                            Appraisal
6583805	GA 12/14/2004	20% $33,600   -7.73%	6	  $1758	 $35,427
105.4%
                            $168,000

Servicer Total:	$33,600

Distribution Date Total:	$33,600	                         $35,427
105.4%

Section Five
Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
550	Current	0.002
550	Delinquent	0.002
550	Paid Off	0.005
560	Current	0.003
560	Delinquent	0.004
560	Paid Off	0.007
570	Current	0.004
570	Delinquent	0.02
570	Paid Off	0.001
580	Current	0.017
580	Delinquent	0.038
580	Paid Off	0.02
590	Current	0.032
590	Delinquent	0.085
590	Paid Off	0.027
600	Current	0.038
600	Delinquent	0.081
600	Paid Off	0.032
610	Current	0.048
610	Delinquent	0.061
610	Paid Off	0.038
620	Current	0.059
620	Delinquent	0.087
620	Paid Off	0.051
630	Current	0.064
630	Delinquent	0.087
630	Paid Off	0.051
640	Current	0.073
640	Delinquent	0.105
640	Paid Off	0.071
650	Current	0.085
650	Delinquent	0.087
650	Paid Off	0.075
660	Current	0.081
660	Delinquent	0.067
660	Paid Off	0.077
670	Current	0.071
670	Delinquent	0.063
670	Paid Off	0.083
680	Current	0.067
680	Delinquent	0.045
680	Paid Off	0.064
690	Current	0.06
690	Delinquent	0.036
690	Paid Off	0.077
700	Current	0.052
700	Delinquent	0.029
700	Paid Off	0.054
710	Current	0.047
710	Delinquent	0.02
710	Paid Off	0.044
720	Current	0.04
720	Delinquent	0.011
720	Paid Off	0.033
730	Current	0.034
730	Delinquent	0.013
730	Paid Off	0.038
740	Current	0.032
740	Delinquent	0.011
740	Paid Off	0.04
750	Current	0.025
750	Delinquent	0.02
750	Paid Off	0.023
760	Current	0.021
760	Delinquent	0.004
760	Paid Off	0.032
770	Current	0.014
770	Delinquent	0.007
770	Paid Off	0.019
780	Current	0.011
780	Delinquent	0.002
780	Paid Off	0.02
790	Current	0.009
790	Delinquent	0.007
790	Paid Off	0.009
800	Current	0.005
800	Paid Off	0.006
810	Current	0.002
810	Paid Off	0.002
820	Current	0
830	Paid Off	0.001

Status	# of Loans	Average	Std. Deviation
Current	10,002	667	57.311
Delinquent	445	640	54.654
Paid Off	1,619	673	52.622
Total:	12,066

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2005
LTV	Delinquency	Percentage
0	Current	0.004
0	Paid Off	0.006
0	Delinquent	0.011
0.1	Delinquent	0.11
0.1	Current	0.119
0.1	Paid Off	0.187
0.2	Paid Off	0.778
0.2	Delinquent	0.845
0.2	Current	0.853
0.3	Paid Off	0.029
0.3	Delinquent	0.031
0.3	Current	0.023
0.4	Paid Off	0.001
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,002	0.981	0.044
Delinquent	445	0.986	0.037
Paid Off	1,619	0.971	0.054
Total:	12,066

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Balance Distribution by Status
Mortgage Data Through: October 31, 2005
Balance	Delinquency	Percentage
0	Current	0.001
0	Delinquent	0.002
10000	Current	0.055
10000	Delinquent	0.074
20000	Current	0.193
20000	Delinquent	0.193
30000	Current	0.218
30000	Delinquent	0.231
40000	Current	0.153
40000	Delinquent	0.139
50000	Current	0.102
50000	Delinquent	0.083
60000	Current	0.079
60000	Delinquent	0.074
70000	Current	0.06
70000	Delinquent	0.043
80000	Current	0.036
80000	Delinquent	0.054
90000	Current	0.033
90000	Delinquent	0.027
100000	Current	0.024
100000	Delinquent	0.027
110000	Current	0.014
110000	Delinquent	0.016
120000	Current	0.011
120000	Delinquent	0.009
130000	Current	0.006
130000	Delinquent	0.002
140000	Current	0.004
140000	Delinquent	0.009
150000	Current	0.002
150000	Delinquent	0.004
160000	Current	0.001
160000	Delinquent	0.002
170000	Current	0.001
180000	Current	0.001
190000	Current	0.001
190000	Delinquent	0.002
200000	Current	0.001
200000	Delinquent	0.002
210000	Current	0
220000	Current	0
220000	Delinquent	0.002
230000	Current	0
240000	Current	0
250000	Current	0
260000	Current	0
260000	Delinquent	0.002
300000	Current	0
360000	Current	0
380000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,002	45,385.54	29,946.48
Delinquent	445	45,527.33	32,920.17
Total:	10,447

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Mortgage Term Distribution by Status
Mortgage Data Through: October 31, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0.002
0	Delinquent	0.009
0	Paid Off	0.004
120	Paid Off	0.03
120	Delinquent	0.045
120	Current	0.021
180	Current	0.452
180	Delinquent	0.397
180	Paid Off	0.47
240	Paid Off	0.025
240	Delinquent	0.043
240	Current	0.03
300	Current	0
360	Current	0.495
360	Delinquent	0.504
360	Paid Off	0.472

# of Loans	Other	120	180	240	300	360
12,066	30	277	5,458	365	1	5,935

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,495	12.4%	Cash-out refinance 	1,233	12.3%
Purchase	10,023	83.1%	Purchase	8,316	83.1%

Rate/term refinance 	439	3.6%	Rate/term refinance 	367	3.7%
Home Improvement 	6	0.0%	Home Improvement 	4	0.0%
Other	103	0.9%	Other	82	0.8%

Total	12,066	100%	Total	10,002	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	49	11.0%	Cash-out refinance 	213	13.2%
Purchase	383	86.1%	Purchase	1,324	81.8%

Rate/term refinance 	11	2.5%	Rate/term refinance 	61	3.8%
Home Improvement 	0	0.0%	Home Improvement 	2	0.1%
Other	2	0.4%	Other	19	1.2%

Total	445	100%	Total	1,619	100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Ownership Distribution by Status
Mortgage Data Through: October 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.145
Investment Home	Delinquent	0.092
Investment Home	Paid Off	0.215
Primary Home	Current	0.835
Primary Home	Delinquent	0.906
Primary Home	Paid Off	0.754
Second Home	Current	0.02
Second Home	Paid Off	0.032

Title	# of Loans
Investment Home	1,836
Primary Home	9,974
Second Home	256
Total:	12,066

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	6905545.09	2023696.56	0	0	0
7/31/2005	7050774.14	4449069.51	2088186.87	0	0
8/31/2005	5325139.16	3914561.3	4759964.49	40322.63    0
9/30/2005	6801140.71	3417911.24	7674918.36	40322.63    0
10/31/2005	6991347.19	4309975.38	7466120.38	1492217.41  0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved

SASCO 2005-S3 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
6/30/2005	150	51	0	0	0
7/31/2005	158	99	47	0	0
8/31/2005	124	82	110	1	0
9/30/2005	152	78	166	1	0
10/31/2005	154	90	178	23	0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S3 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA  12-Month MA
10/31/2005	11/25/2005	37.10%	34.82%
9/30/2005	10/25/2005	32.23%	31.81%
8/31/2005	9/25/2005	35.03%
7/31/2005	8/25/2005	28.00%
6/30/2005	7/25/2005	25.01%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.